UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

August 2, 2017
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
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(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in its news release issued August 2, 2017, Michael E. Haefner, 57, currently President and Chief Operating Officer of Atmos Energy Corporation (“Atmos Energy or the “Company”), has been appointed by the Company’s Board of Directors as President and Chief Executive Officer of Atmos Energy, effective October 1, 2017. Mr. Haefner has served as President and Chief Operating Officer of the Company since October 2015, after having served as Executive Vice President from January 2015 through September 2015, and as Senior Vice President, Human Resources from June 2008 through December 2014. Kim R. Cocklin, 66, currently Chief Executive Officer of the Company, has been appointed as Executive Chairman of the Board, also effective October 1, 2017. Bob Best, 70, who has served as Chairman of the Board since March 1997, will continue to serve on the Board.

Although Atmos Energy is not a party to any employment agreement with Mr. Haefner, beginning October 1, 2017, in connection with his promotion, he will receive an increase in annual base salary from $650,000 to $850,000, with a commensurate increase in his incentive target awards under Atmos Energy’s short-term and long-term incentive compensation plans. Mr. Haefner will also continue his participation in all applicable benefit plans offered by Atmos Energy to our senior officers. In addition, beginning October 1, 2017, Mr. Cocklin’s annual base salary will be reduced from $1,004,500 to $850,000 and he will also continue his participation in all applicable benefit plans offered by Atmos Energy to our senior officers.

A copy of the news release issued on August 2, 2017 announcing these management changes is filed herewith as Exhibit 99.1.

Item 8.01.	Other Events.

As reported in its news release issued August 7, 2017, Karen E. Hartsfield, Senior Attorney of the Company, has been appointed by the Company’s Board of Directors as Senior Vice President, General Counsel and Corporate Secretary of Atmos Energy, effective August 7, 2017. Ms. Hartsfield has served as a Senior Attorney since she joined the Company in June 2015, after having served in private practice for 19 years, most recently as Managing Partner of Jackson Lewis LLP in its Dallas office from July 2013 to June 2015. Prior to joining Jackson Lewis as a partner in January 2009, Ms. Hartsfield was a partner with Baker Botts LLP in Dallas.

A copy of the news release issued on August 7, 2017 announcing her appointment is filed herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	News Release issued by Atmos Energy Corporation dated August 2, 2017
99.2	News Release issued by Atmos Energy Corporation dated August 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: August 8, 2017	By: /s/ CHRISTOPHER T. FORSYTHE
Christopher T. Forsythe
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Atmos Energy Corporation dated August 2, 2017
99.2	News Release issued by Atmos Energy Corporation dated August 7, 2017

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